UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas

New York, NY 10019

(Address of principal executive offices)

(212) 672-0055

(Registrant’s telephone number, including area code)

FaceBank Group, Inc.

1115 Broadway, 12th Floor

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On April 7, 2020, FaceBank Group, Inc. (“FaceBank” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on April 1, the Company completed its acquisition of fuboTV Inc. (“fuboTV”) by the merger of fuboTV Acquisition Corp., our wholly-owned subsidiary, with and into fuboTV Inc. (the “Merger”), whereby fuboTV continued as the surviving corporation.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Form 8-K to provide the historical audited financial statements of fuboTV as required by Item 9.01(a) and pro forma financial information required by Item 9.01(b). Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. The historical financial statements and pro forma financial information relating to the Merger described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this amendment.

RELIANCE ON SEC ORDER GRANTING CONDITIONAL EXEMPTIONS DUE TO

CIRCUMSTANCES RELATED TO THE CORONAVIRUS DISEASE 2019 (COVID-19)

On June 17, 2020, the Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) to avail itself of a 45-day extension to file on a Current Report on Form 8-K/A (i) the separate historical unaudited abbreviated financial statements of fuboTV for the three months ended March 31, 2020, as required by Item 9.01(a), and (ii) the unaudited pro forma combined financial statements of FaceBank and fuboTV for the three months ended March 31, 2020, as required by Item 9.01(b) ((i) and (ii) the “Q1 Financials”), in reliance on an order (the “Order”) issued by the SEC pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465), regarding exemptions granted to certain public companies based on the COVID-19 pandemic. We expect to file an Amendment No. 2 to the Original Form 8-K to provide the Q1 Financials as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of fuboTV as of and for the years ended December 31, 2019 and 2018 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The consent of Ernst & Young LLP, fuboTV’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of FaceBank and fuboTV for the year ended December 31, 2019 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1*	Consent of Ernst & Young, LLP, fuboTV’s independent registered public accounting firm.
99.1*	Audited financial statements of fuboTV as of and for the years ended December 31, 2019 and 2018.
99.2*	Unaudited pro forma combined balance sheet as of December 31, 2019 and unaudited combined statement of operations for the year ended December 31, 2019.

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBANK GROUP, INC.

Date: June 17, 2020	By:	/s/ David Gandler
David Gandler Chief Executive Officer

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